                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 3, 2000
                                                         ----------------

                        BURNHAM PACIFIC PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         MARYLAND                          1-9524                   33-0204126
----------------------------       -----------------------      -------------------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                          IDENTIFICATION NO.)

         110 WEST A STREET, SUITE 900, SAN DIEGO, CALIFORNIA 92101-3711
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (619) 652-4700
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
         (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED
                              SINCE LAST REPORT )

ITEM 5.  OTHER EVENTS.

         On February 3, 2000, Burnham Pacific Properties, Inc. sent a letter to Mr. Jay L. Schottenstein, the Chairman and Chief Executive Officer of Schottenstein Stores Corporation. A copy of that letter is attached hereto as
Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.        DESCRIPTION
-----------        -----------
99.1               Letter, dated February 3, 2000, from Burnham Pacific
                   Properties, Inc. to Mr. Jay L. Schottenstein.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

                                    BURNHAM PACIFIC PROPERTIES, INC.

Dated:  February 3, 2000            By: /s/ Daniel B. Platt
                                        ----------------------------------
                                        Name: Daniel B. Platt
                                        Title:  Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------
99.1               Letter, dated February 3, 2000, from Burnham Pacific
                   Properties, Inc. to Mr. Jay L. Schottenstein.